                                                                 EXHIBIT 10.34.1

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


        THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "First Amendment") is made and entered into as of the 19th day of December 1997 by and between Sunstone Hotels, LLC, a Delaware limited liability company ("Seller"), and Sunstone Hotel Properties, Inc., a Colorado corporation ("Buyer").


                                    RECITALS

        A. The Seller and Buyer have previously entered into that certain Asset Purchase Agreement dated as of October 14, 1997 (the "Asset Purchase Agreement") with respect to the acquisition (the "Kahler Acquisition") by Sunstone Hotel Investors, Inc. ("Sunstone, Inc.") of all of the capital stock of Kahler Realty Corporation, a Minnesota corporation ("Kahler"), from Westbrook Real Estate Fund I, L.P. and Westbrook Real Estate Co-Investment Partnership I, L.P. (collectively, "Westbrook").

        B. As part of the Kahler Acquisition, Seller, through the merger of certain of Kahler's subsidiaries with and into Seller, now owns certain of the assets and has assumed related liabilities of Kahler and its subsidiaries, including, in addition to the capital stock of Lakeview of Rochester, Inc., a Minnesota corporation, (i) all of the capital stock of (a) Kahler of Montana, Inc., a Montana corporation which owns a 32.9% share of Copper King LC, a Montana limited liability corporation, (b) Olmsted Development, Inc., a West Virginia corporation which owns timeshare units in Lakeview Resort Club, and (c) Ten Acre S Corp., a West Virginia corporation, and (ii) 25% of the capital stock of Plaza One, Inc., an Illinois corporation (collectively the "Other Stock" and together with the Lakeview Stock, the "Capital Stock"). The management contract for Lakeview Resort Club was transferred from Seller to Buyer in the Asset Purchase Agreement.

        C. The Seller and Buyer now desire to amend the terms of the Asset Purchase Agreement as more particularly set forth herein.

        NOW, THEREFORE, in consideration of premises and the mutual covenants, promises and undertakings representations, warranties and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. The definition of "Purchased Assets" as set forth in Section 1.1 of the Purchase Agreement shall be amended by replacing the provision Section 1.1(b) in its entirety with the following:

               a. Capital Stock. the Capital Stock identified on Schedule 1.1(a) including the Lakeview Stock and the Other Stock.

        2. Section 6.1(a) of the Asset Purchase Agreement shall be amended by adding the following at the end thereof:

               Seller shall indemnify Buyer to the extent buyer incurs liability as a result of the failure of Seller to offer the capital stock of Plaza One, Inc. owned by Seller to the owner of the remaining capital stock of same pursuant to the right of first refusal in Article VI, Section 3 of the Bylaws of Plaza One, Inc.

        3. Sale of Property. Buyer acknowledges that Seller intends to dispose of the Lakeview Resort in Morgantown, West Virginia ("Lakeview Resort") and that Olmsted Development, Inc. and Ten Acre S Corp. shares are assets that would be appropriate to bundle with the other assets associated with the Lakeview Resort. Buyer hereby agrees upon demand from Seller to convey at the value set forth on
Schedule 1.1(a) the Olmsted Development, Inc. and Ten Acre S Corp. shares to any buyer designated by Seller who has agreed to acquire the Lakeview Resort.

        4. Full Force and Effect. Except as amended hereby, the Asset Purchase Agreement and all of its terms and conditions shall remain in full force and effect.


                            (signature page follows)

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                      Seller: SUNSTONE HOTELS, LLC,
                      a Delaware limited liability company

                                  By:     SUNSTONE HOTEL INVESTORS, L.P.,
                                          a Delaware limited partnership, its
                                          sole member and manager

                                          By:    SUNSTONE HOTEL INVESTORS, INC.,
                                                 GENERAL PARTNER


                                                 By:     /ROBERT A. ALTER/
                                                        ----------------------
                                                        Robert Alter, President


                      Buyer: SUNSTONE HOTEL PROPERTIES, INC.,
                                    a Colorado corporation


                                    By:      /RANDY HULCE/
                                             -----------------------------------
                                             Randy Hulce, President

                                 Schedule 1.1(a)
              MANAGEMENT AND CONCESSION CONTRACTS AND CAPITAL STOCK

================================================================================
                  Asset Being                                       Fair Market
                  Transferred                                     Value of Asset
--------------------------------------------------------------------------------
THIRD PARTY HOTEL MANAGEMENT CONTRACT:
--------------------------------------------------------------------------------
        Euro-Suites                                                       $0.00
--------------------------------------------------------------------------------
        Red Fox Inn                                                     $87,000
--------------------------------------------------------------------------------
        Plaza One                                                        $4,000
--------------------------------------------------------------------------------
HIBBING MANAGEMENT CONTRACT, NOTE &
OWNER INTERESTS:
--------------------------------------------------------------------------------
        Management Contract                                               $0.00
--------------------------------------------------------------------------------
        25% LP Interest                                                     N/A
--------------------------------------------------------------------------------
CONCESSION CONTRACTS
--------------------------------------------------------------------------------
        Rochester Civic Center                                         $324,000
--------------------------------------------------------------------------------
        Ogden Egyptian Center                                          $180,000
--------------------------------------------------------------------------------
ASSOCIATORY MANAGEMENT CONTRACTS:
--------------------------------------------------------------------------------
        Lakeview Resort Club                                              $0.00
--------------------------------------------------------------------------------
        Victorian Village                                                $7,000
--------------------------------------------------------------------------------
        Carriage House                                                  $15,000
--------------------------------------------------------------------------------
        Center Plaza Associates                                        $228,000
--------------------------------------------------------------------------------
OTHER ASSETS:
--------------------------------------------------------------------------------
        100% of stock of Lakeview of                                   $480,000
        Rochester, Inc. (owns 80% of Cheat       plus pro rata share of cash in
        Progressive Venter) (Sewer Plant)        Joint Venture less cost of sale
-------------------------------------------------------------------------------
        100% of stock of Kahler of Montana,                               $0.00
        Inc.
-------------------------------------------------------------------------------
        100% of stock of Olmsted                                          $0.00
        Development, Inc.
-------------------------------------------------------------------------------
        100% of stock of Ten Acre S Corp.                                 40.00
-------------------------------------------------------------------------------
        25% of stock of Plaza One, Inc.                                   $0.00
-------------------------------------------------------------------------------
                                Total:                               $1,325,000
===============================================================================